UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2017

INVESTAR HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7244 Perkins Road Baton Rouge, Louisiana 70808	70808
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 16, 2017, Investar Holding Corporation (“Investar”) and its wholly-owned subsidiary, Investar Bank, Baton Rouge, Louisiana, entered into an underwriting agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P., as representative of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to offer and sell 1,411,765 shares of its common stock, $1.00 par per share (the “Common Stock”), at a public offering price of $21.25 per share in an underwritten public offering (the “Offering”). Pursuant to the Underwriting Agreement, Investar also granted the Underwriters a 30-day option to purchase up to an additional 211,765 shares of its Common Stock, and as of this date, the Underwriters have not exercised the option.

The Offering is expected to close on or about March 22, 2017, subject to satisfaction of customary closing conditions. Investar estimates that the net proceeds of the Offering to Investar will be approximately $28.4 million, after deducting underwriting discounts and commissions and estimated offering expenses that are payable by Investar, and before giving effect to the option to purchase additional shares, if exercised. Investar expects to use the net proceeds from Offering for general corporate purposes, including investments in Investar Bank and potential strategic acquisitions.

The offer and sale of the Common Stock was registered under the Securities Act of 1933, as amended, under an effective shelf registration statement on Form S-3 (File No. 333-215238), which was first filed with the Securities and Exchange Commission on December 22, 2016 (the “Registration Statement”). The offer and sale of the Common Stock are described in Investar’s prospectus, constituting a part of the Registration Statement, as supplemented by a final prospectus supplement dated March 17, 2017. Exhibits 5.1 and 23.1 to this Current Report on Form 8-K, the legal opinion and consent, respectively, of Fenimore, Kay, Harrison & Ford, LLP, are filed herewith in connection with the Company’s Registration Statement and are incorporated therein.

The Underwriting Agreement contains customary representations, warranties and covenants between the parties, conditions to closing, indemnification obligations and termination provisions. These representations, warranties and covenants are valid as between the parties and as of the date of entering into such Agreement, and are not factual information to investors about the Company. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Pursuant to the Underwriting Agreement, directors and executive officers of Investar entered into agreements providing for a 90-day “lock-up” period with respect to sales of shares of common stock of Investar, subject to certain customary exceptions.

Item 8.01	Other Events.

On March 16, 2017, Investar issued a press release announcing the pricing of the Offering. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Important Information

This Current Report on Form 8-K, including the Exhibits hereto, does not constitute an offer to sell or the solicitation of an offer to buy any securities of Investar, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, nor shall there be any sale of Investar’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K and the Exhibits hereto contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements reflect the current views of Investar’s management with respect to, among other things, future events and Investar’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,”

“continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “pro forma,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Investar’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Investar’s control. Accordingly, Investar cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Investar believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Investar’s expectations include successfully implementing its growth strategy, including identifying acquisition targets and consummating suitable acquisitions; continuing to sustain internal growth rate; providing competitive products and services that appeal to its customers and target market; continuing to have access to debt and equity capital markets and achieving its performance goals. The foregoing list of factors is not exhaustive. If one or more events related to these or other risks or uncertainties materialize, or if Investar’s underlying assumptions prove to be incorrect, actual results may differ materially from what Investar anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Investar does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Investar cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 16, 2017, among Investar Holding Corporation, Investar Bank and Sandler O’Neill & Partners, L.P. as representative of the underwriters named therein

5.1	Opinion of Fenimore, Kay, Harrison & Ford, LLP

23.1	Consent of Fenimore, Kay, Harrison & Ford, LLP (included in Exhibit 5.1)

99.1	Press release, dated March 16, 2017, announcing the pricing of the Offering

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 20, 2017

INVESTAR HOLDING CORPORATION

By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer

EXHIBIT INDEX

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 16, 2017, among Investar Holding Corporation, Investar Bank and Sandler O’Neill & Partners, L.P. as representative of the underwriters named therein

5.1	Opinion of Fenimore, Kay, Harrison & Ford, LLP

23.1	Consent of Fenimore, Kay, Harrison & Ford, LLP (included in Exhibit 5.1)

99.1	Press release, dated March 16, 2017, announcing the pricing of the Offering